Principal Variable Contracts Funds, Inc.
Supplement dated September 15, 2017
to the Statutory Prospectus dated May 1, 2017, as revised May 2, 2017
(as supplemented on June 16, 2017)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR LARGECAP GROWTH ACCOUNT
Under Management, delete the first bullet under Columbus Circle Investors and replace with the following:

•	Thomas J. Bisighini (since 2009), Senior Managing Director/Portfolio Manager

GENERAL INFORMATION ABOUT AN ACCOUNT
Sale of Account Shares
Add the following at the end of the section.
Under normal circumstances, the Accounts expect to meet redemption requests through the sale of investments held in cash or cash equivalents. Accounts that are included in the cash management program (as described under MANAGEMENT OF THE FUND-Cash Management Program) may also meet such requests by selling liquid index futures. In situations in which investment holdings in cash, cash equivalents, or, with respect to Accounts in the cash management program, index futures are not sufficient to meet redemption requests, an Account will typically borrow money through the Account’s interfund lending facility or through a bank line-of-credit. Accounts may also choose to sell portfolio assets for the purpose of meeting such requests. Each Account further reserves the right to distribute “in kind” securities from the Account’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
The agreement for the above-mentioned line of credit is with BNY Mellon. The Bond Market Index Account will not be permitted to use the line of credit because an affiliate of BNY Mellon serves as a sub-advisor for the Account. The Account expects to meet requests using the other methods outlined above.

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